UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2026

Meta Platforms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35551	20-1665019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Meta Way, Menlo Park, California 94025

(Address of principal executive offices and Zip Code)

(650) 543-4800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000006 par value	META	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/20th interest in a share of 6.50% Series A Mandatory Convertible Preferred Stock, $0.000006 par value	METAM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 12, 2026, Meta Platforms, Inc. (the “Company”) completed an offering of €1,750,000,000 aggregate principal amount of its 4.300% Senior Notes due 2031 (the “2031 Notes”), €1,250,000,000 aggregate principal amount of its 4.650% Senior Notes due 2033 (the “2033 Notes”), €1,000,000,000 aggregate principal amount of its 4.900% Senior Notes due 2035 (the “2035 Notes”), €1,750,000,000 aggregate principal amount of its 5.400% Senior Notes due 2038 (the “2038 Notes”), €1,750,000,000 aggregate principal amount of its 6.050% Senior Notes due 2044 (the “2044 Notes”), and €1,500,000,000 aggregate principal amount of its 6.400% Senior Notes due 2065 (the “2065 Notes” and, together with the 2031 Notes, the 2033 Notes, the 2035 Notes, the 2038 Notes, and the 2044 Notes, the “EUR Notes”). The offering of the EUR Notes was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-295425), which Registration Statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. Further information concerning the EUR Notes and related matters is set forth in the Company’s Prospectus Supplement dated November 4, 2026, which was filed with the Securities and Exchange Commission on November 6, 2026.

In connection with the issuance of the EUR Notes, the Company entered into an Underwriting Agreement dated as of November 4, 2026 (the “Underwriting Agreement”) with Citigroup Global Markets Limited and Morgan Stanley & Co. International plc, as representatives of the several underwriters listed in Schedule II to the Underwriting Agreement. The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The EUR Notes were issued pursuant to an Indenture with U.S. Bank Trust Company, National Association, as trustee, dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the seventh supplemental indenture thereto, dated as of November 12, 2026 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Seventh Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein. The Base Indenture was previously incorporated by reference into the Registration Statement pursuant to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 9, 2022. The forms of the 2031 Notes, the 2033 Notes, the 2035 Notes, the 2038 Notes, the 2044 Notes, and the 2065 Notes are attached hereto as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6, and 4.7, respectively, and are incorporated by reference herein.

The above description of the Underwriting Agreement, the Indenture, and the EUR Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Indenture, and the forms of EUR Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 4, 2026, by and among Meta Platforms, Inc. and Citigroup Global Markets Limited and Morgan Stanley & Co. International plc, as representatives of the several underwriters named in Schedule II therein.

4.1	Seventh Supplemental Indenture, dated as of November 12, 2026, by and between Meta Platforms, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.2	Form of Global Note representing the Company’s 4.300% Senior Notes due 2031 (included in Exhibit 4.1).

4.3	Form of Global Note representing the Company’s 4.650% Senior Notes due 2033 (included in Exhibit 4.1).

4.4	Form of Global Note representing the Company’s 4.900% Senior Notes due 2035 (included in Exhibit 4.1).

4.5	Form of Global Note representing the Company’s 5.400% Senior Notes due 2038 (included in Exhibit 4.1).

4.6	Form of Global Note representing the Company’s 6.050% Senior Notes due 2044 (included in Exhibit 4.1).

4.7	Form of Global Note representing the Company’s 6.400% Senior Notes due 2065 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META PLATFORMS, INC.

Date: November 12, 2026	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Vice President and Corporate Secretary